EFFECTIVE JANUARY 23, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 23, 2014

Key Tronic Corporation
(Exact name of registrant as specified in its charter)

Washington	0-11559	91-0849125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4424 North Sullivan Road, Spokane Valley, Washington		99216
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (509) 928-8000
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

In view of the voting results at the Annual Meeting of Shareholders held on October 24, 2013 on the frequency with which shareholders will be provided an advisory vote on compensation of the Company’s named executive officers, the Company’s Board of Directors decided at its January 23, 2014 meeting that the Company will hold an annual advisory vote on the compensation of the named executive officers until the next required advisory vote on the frequency of shareholder advisory votes on named executive officers’ compensation. The Company is required to hold an advisory vote on frequency every six years. The next shareholder advisory vote on named executive officers’ compensation will be held at the 2014 Annual Meeting of Shareholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY TRONIC CORPORATION (Registrant)
Date: February 4, 2014

	By:	/s/ Ronald F. Klawitter
Ronald F. Klawitter, Executive Vice President of Administration, CFO and Treasurer